UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): July 26, 2007

 PROVIDENT FINANCIAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
Delaware	000-28304	33-0704889
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3756 Central Avenue, Riverside, California	92506
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (951) 686-6060
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events

        Provident Financial Holdings, Inc. (the "Corporation") announced on July 26, 2007 that the Corporation's Board of Directors declared a quarterly cash dividend of $0.18 per share on the Corporation's outstanding shares of common stock. Shareholders of record at the close of business on August 20, 2007 will be entitled to receive the cash dividend. The cash dividend will be payable on September 10, 2007. The news release announcing the cash dividend is attached as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

        (c)       Exhibits

        99.1    News Release regarding the quarterly cash dividend of Provident Financial Holdings, Inc. dated
                   July 26, 2007.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 27, 2007                                            PROVIDENT FINANCIAL HOLDINGS, INC.

                                                                          /s/ Craig G. Blunden
                                                                          Craig G. Blunden
                                                                          Chairman, President and Chief Executive Officer
                                                                          (Principal Executive Officer)

                                                                          /s/ Donavon P. Ternes
                                                                          Donavon P. Ternes
                                                                          Chief Financial Officer
                                                                          (Principal Financial and Accounting Officer)

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EXHIBIT 99.1

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3756 Central Avenue                                                                             NEWS RELEASE
Riverside, CA 92506
(951) 686-6060

PROVIDENT FINANCIAL HOLDINGS
ANNOUNCES QUARTERLY CASH DIVIDEND

Riverside, Calif. - July 26, 2007 - Provident Financial Holdings, Inc. ("Company"), NASDAQ GS: PROV, the holding company for Provident Savings Bank, F.S.B., today announced that the Company's Board of Directors declared a quarterly cash dividend of $0.18 per share. Shareholders of the Company's common stock at the close of business on August 20, 2007 will be entitled to receive the cash dividend. The cash dividend will be payable on September 10, 2007.

Safe-Harbor Statement

Certain matters in this Press Release constitute forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements relate to, among others, expectations of the business environment in which the Company operates, projections of future performance, perceived opportunities in the market, potential future credit experience, and statements regarding the Company's mission and vision. These forward looking statements are based upon current management expectations, and may, therefore, involve risks and uncertainties. The Company's actual results, performance, or achievements may differ materially from those suggested, expressed, or implied by forward looking statements due to a wide range of factors including, but not limited to, the general business environment, interest rates, the California real estate market, competitive conditions between banks and non-bank financial services providers, regulatory changes, and other risks detailed in the Company's reports filed with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the fiscal year ended June 30, 2006. Forward looking statements are effective only as of the date that they are made and Provident Financial Holdings, Inc. assumes no obligation to update this information.

Contacts:    Craig G. Blunden                             Donavon P. Ternes
                  Chairman, President & CEO            Chief Financial Officer

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